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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 3, 2003
                               (October 31, 2003)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                     000-50301               42-1591104
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

         On October 31, 2003, PSB Group, Inc. issued a news release to report the resignation of one of its directors, Nels Olson II, and an agreement to purchase all of his PSB Group, Inc. common stock, 263,118 shares at a purchase price of $23.3125 per share. A copy of the news release, the Agreement to Sell Stock and Mutual Release, and a fairness opinion by McConnell, Budd & Romano, Inc. are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit Number

          99.1   Press Release, dated October 31, 2003 issued by PSB Group, Inc.
          99.2   Agreement to Sell Stock and Mutual Release
          99.3   Fairness Opinion by McConnell, Budd & Romano, Inc.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PSB GROUP, INC.


Dated: November 3, 2003               By: /s/ Robert L. Cole
                                         -------------------------------
                                      Robert L. Cole
                                      President and Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    99.1          Press Release, dated July 18, 2003 issued by PSB Group, Inc.
    99.2          Agreement to Sell Stock and Mutual Release
    99.3          Fairness Opinion by McConnell, Budd & Romano, Inc.